        LIMITED POWER OF ATTORNEY FOR SECTION 13 AND SECTION 16 FILINGS

     The undersigned, Charles L. Pope, an individual, (the "Grantor") does hereby make, constitute and appoint Edward J. Richardson and Mark A.
     Catchur, and each of them acting individually, his true and lawful attorneys for the purposes hereinafter set forth, effective as of this 4th day of June, 2010.

     References in this limited power of attorney to "the Attorney" are to each of the persons named above and to the person or persons substituted hereunder pursuant to the power of substitution granted herein.

     The  Grantor hereby grants to the Attorney, for the Grantor and in his name, place and stead, the power:

1.   To execute for and on the Grantor's behalf, in his capacity as a stockholder of ORAGENICS, INC., a Florida corporation (the "Company"),
     Schedule 13D and Schedule 13G, and all and any amendments thereto, in accordance with Section 13 of the Securities Exchange Act of 1934 and the
     rules and regulations promulgated thereunder (the "Exchange Act");

2.   To execute for and on the Grantor's behalf, in his capacity as an officer, director or stockholder of the Company, Form 3, Form 4, and Form 5, and all
     and any amendments thereto, in accordance with Section 16(a) of the
     Exchange Act;

3.   To prepare, execute in the Grantor's name and on the Grantor's behalf, and submit to the U.S. Securities and Exchange Commission (the "SEC") a Form
     ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords, and passphrases enabling the undersigned to make electronic filings with the SEC of reports required by
     Section 13 and 16(a) of the Exchange Act or any rule or regulation of the
     SEC;

4.   To do and to perform any and all acts for and on my behalf that may be necessary or desirable to complete and execute any such Schedule 13D,
     Schedule 13G, Form 3, Form 4, and Form 5 or any amendment thereto, and to timely file such schedule, form or amendment thereto with the SEC and any stock exchange or similar authority; and

5.   To take any other action of any type whatsoever that, in the opinion of the
     Attorney, may be necessary or desirable in connection with the foregoing grant of authority, it being understood that the documents executed by the
     Attorney pursuant to this limited power of attorney shall be in such form and shall contain such terms and conditions as the Attorney may approve.

     The Grantor hereby grants to the Attorney full power and authority to do and to perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the Grantor might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that the Attorney shall lawfully do or cause to be done by virtue of this limited power of attorney and the rights and powers herein granted. The Grantor acknowledges and agrees that neither the Attorney nor the Company is assuming any of the Grantor's responsibilities to comply with the Exchange Act.

     This limited power of attorney shall remain in full force and effect until the Grantor is no longer required to file any of Schedule 13D, Schedule
     13G, Form 3, Form 4 or Form 5 with respect to his holdings of, and transactions in, securities of the Company, unless earlier revoked by the
     Grantor in a signed writing delivered to each of the Attorneys and any substitutes therefor, if any. This limited power of attorney may be filed with the SEC as a confirming statement of the authority granted herein.

     IN WITNESS WHEREOF, the Grantor has hereunto set his hand to this instrument on the date first above written._________________

     /s/ Charles L. Pope
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     Name: Charles L. Pope
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